ARTHUR ANDERSEN & CO.






        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 9, 1993 included in Instrument Systems Corporation's Form 10-K for the year ended September 30, 1993 and to all references to our Firm included in this registration statement.



                         Arthur Andersen & Co.

                         ARTHUR ANDERSEN & CO.


Roseland, New Jersey
February 14, 1994





















                      Exhibit 23.2